UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 1, 2020

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2015A 6.25% Junior Subordinated Notes due 2075	SOJA	New York Stock Exchange
The Southern Company	Series 2016A 5.25% Junior Subordinated Notes due 2076	SOJB	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	2019 Series A Corporate Units	SOLN	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.
The Southern Company (the “Company”) is filing this Current Report on Form 8-K to supplement the risk factors contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”). The following risk factor disclosure should be read in conjunction with the risk factors included in Item 1A of the Form 10-K.
The Company and its subsidiaries are subject to risks related to the outbreak of the novel coronavirus, including, but not limited to, disruption to the construction of Plant Vogtle Units 3 and 4.
The novel coronavirus (“COVID-19”) has been declared a pandemic by the World Health Organization and the Centers for Disease Control and Prevention and has spread globally, including throughout the United States. In response, many jurisdictions, including in the United States, have instituted restrictions on travel, public gatherings and certain business operations. These restrictions have significantly disrupted economic activity in the service territories of the Company’s utility subsidiaries and have caused volatility in capital markets. In addition, the Company’s utility subsidiaries have temporarily suspended disconnections for non-payment by certain customer classes. The effects of the continued outbreak of COVID-19 and related government responses could include extended disruptions to supply chains and capital markets, reduced labor availability and productivity and a prolonged reduction in economic activity. These effects could have a variety of adverse impacts on the Company and its subsidiaries, including reduced demand for energy, particularly from commercial and industrial customers, impairment of goodwill or long-lived assets and impairment of the ability of the Company and its subsidiaries to develop, construct and operate facilities and to access funds from financial institutions and capital markets. In particular, these effects could disrupt or delay construction, testing, supervisory and support activities at Plant Vogtle Units 3 and 4. Southern Nuclear Operating Company, Inc. has implemented policies and procedures designed to mitigate the risk of transmission at the construction site, including worker distancing measures, isolating individuals who are showing symptoms consistent with COVID-19, being tested for COVID-19 or who have been in close contact with such persons, requiring self-quarantine and adopting additional precautionary measures. It is too early to determine what impact, if any, the COVID-19 outbreak will have on the current construction schedule or budget for Plant Vogtle Units 3 and 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2020	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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